Disclosures

Michael Wang, MD

- RESEARCH FUNDING: Pharmacyclics, Janssen, Celgene, Millennium, Novartis, Onyx, Cellular Therapeutics
- EMPLOYEE: None
- STOCKHOLDER: None
- CONSULTANT: None
- Honorarium: Onyx, Millennium, Celgene
- SCIENTIFIC ADVISORY BOARD: Pharmacyclics, Janssen

Interim Results of an International, Multicenter, Phase 2 Study of Bruton's Tyrosine Kinase (BTK) Inhibitor, Ibrutinib (PCI-32765), in Relapsed or Refractory Mantle Cell Lymphoma (MCL): Durable Efficacy and Tolerability With Longer Follow-up

Michael Wang, MD[1], Simon Rule, MD[2], Peter Martin, MD[3], Andre Goy, MD[4], Rebecca Auer, MD[5], Brad S. Kahl, MD[6], Wojciech Jurczak, MD[7], Ranjana Advani, MD[8], Jorge Romaguera, MD[1], Jesse McGreivy, MD[9], Fong Clow, ScD[9], Michelle Stevens-Brogan[9], Lori Kunkel, MD[9], Kristie A. Blum, MD[10]

[1] Lymphoma/Myeloma, The University of Texas MD Anderson Cancer Center, Houston, TX; [2] Department of Haematology, Derriford Hospital, Plymouth, United Kingdom; [3] Division of Hematology-Oncology, Weill Cornell Medical College, New York, NY; [4] John Theurer Cancer Center at Hackensack University Medical Center, Hackensack, NJ [5] Department Haemato-oncology, Barts Health NHS Trust, London, United Kingdom ; [6] Department of Medicine-Hematology/Oncology, University of Wisconsin, Madison, WI; [7] Department of Haematology, Jagiellonian University, Krakow, Poland; [8] Department of Medicine, Division of Oncology, Stanford University Medical Center, Stanford, CA [9] Pharmacyclics, Inc., Sunnyvale, CA; [10] The Ohio State University, Columbus, OH

Bruton's Tyrosine Kinase (BTK): A Critical Kinase for Lymphoma Cell Survival and Proliferation


B cell receptor
IgH
IgL
CD79A
CD79B
CD19
PIP2
PIP3
PI3K
BTK
LYN
SYK
PLCγ
BLNK
DAG
IP3—Ca++
PKCβ
IKK
ERK
NF-κB
Cell membrane
Nucleus

- Bruton's tyrosine kinase (BTK) is an essential element of the BCR signaling pathway (Niiro, NRI 2002)
- Inhibitors of BTK block BCR signaling and induce apoptosis
- PCI-32765 (Ibrutinib) forms bond with cysteine-481 in BTK
  - Highly potent BTK inhibition at IC_{50} = 0.5 nM
  - High degree of B-cell specificity
  - Orally administered once daily dosing

Study Design: PCYC-1104-CA

- International, multicenter, open-label, phase II single-agent study of ibrutinib in 2 patient populations with relapsed or refractory MCL
- Treatment: 560 mg orally daily until progression (Cycle = 28 days)
- Objectives:
  - Overall response rate (ORR), duration of response (DOR), progression free survival (PFS), safety/tolerability
- Enrolled 2 independent cohorts:
  - Bortezomib-naïve (65 patients)
    - Totally-naïve: 58 patients (89.2%)
    - Minimally-treated: 7 patients (10.8%, less than 2 cycles)
  - Bortezomib-exposed (50 patients, at least 2 cycles)

Results

- Conducted at 18 sites (9 U.S. and 9 E.U.)
- Data cut on Sept 21, 2012
- Patient population (ITT) n = 115
  - Enrolled from Feb. 15, 2011 to Mar. 21, 2012
- Safety population (≥1 dose of ibrutinib) = 111 patients
- Efficacy population = 110 patients
  - Evaluable for response
  - At least one post-baseline tumor assessment
    - Bortezomib-naïve: n=63
    - Bortezomib-exposed: n=47

Patient Eligibility

- Confirmed MCL, with cyclin D1+, or t(11;14), and measurable disease
- Failure to achieve at least partial response (PR) to, or disease progression after, most recent treatment regimen
- At least 1, but not > 5 prior lines of therapy for MCL
- Adequate end-organ function
  - ANC ≥ 0.75 x 10^9/L*
  - Platelets ≥ 50 x 10^9/L*
  - ALT < 3.0 x ULN
  - Creatinine ≤ 2.0 x ULN
- ECOG Performance Status ≤ 2
- No clinically significant cardiovascular disease, malabsorption syndrome, or disease significantly affecting GI function

*unless bone marrow involvement

Patient Characteristics

	Bortezomib-Naïve (N=65)	Bortezomib-Exposed (N=50)	Total (N=115)
Median Age yrs (Range)	66 (46-83)	69 (40–84)	68 (40–84)
Gender: Male	48 (74%)	41 (82%)	89 (77%)
ECOG Status:			
0 - 1	55 (85%)	48 (96%)	103 (89%)
2	9 (14%)	2 (4%)	11 (10%)
>2	1 (1%)	0 (0%)	1 (1%)
Prior Regimens:			
Median (Range)	2 (1-6)	3 (1-5)	3 (1-6)
≥ 3 regimens	29 (45%)	32 (64%)	61 (53%)
Median Months Since Diagnosis (Range)	29 (3-214)	48 (7-224)	42 (3-224)

Disease History

	Bortezomib-Naïve (N=65)	Bortezomib-Exposed (N=50)	Total (N=115)
Prior high intensity therapy			
Hyper CVAD	18 (28%)	15 (30%)	33 (29%)
Stem cell transplant	7 (11%)	4 (8%)	11 (10%)
Prior Lenalidomide	8 (12%)	19 (38%)	27 (23%)
MIPI Score			
Low risk	9 (14%)	6 (12%)	15 (13%)
Intermediate risk	23 (35%)	18 (36%)	41 (36%)
High risk	31 (48%)	26 (52%)	57 (49%)
Bulky Mass (≥10 cm)	6 (9%)	9 (18%)	15 (13%)
Refractory Disease*	27 (42%)	25 (50%)	52 (45%)

MIPI=MCL International Prognostic Index

* Refractory disease = failure to achieve at least PR to the last therapy prior to study entry

Treatment Related and Unrelated AEs Occurring in >10% of Patients (1014 cycles administered to all pts)

Hematogenous AE:



Neutropenia
Thrombocytopenia
Anaemia

Non-Hematogenous AE:



Diarrhoea
Fatigue
Nausea
Upper respiratory tract infection
Dyspnoea
Oedema peripheral
Rash
Constipation
Vomiting
Decreased appetite
Contusion
Abdominal pain
Cough
Dizziness
Myalgia
Pyrexia
Hyperuricaemia
Mucosal inflammation
Sinusitis
Urinary tract infection
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5

Treatment Related and Unrelated Infection AEs Grade 3 or Above (1014 cycles administered to all pts)



Pneumonia
Cellulitis
Sepsis
Urinary tract infection
Bacteraemia
Citrobacter infection
Clostridial infection
Herpes zoster ophthalmic
Infection
Klebsiella infection
Lower respiratory tract infection
Pneumocystis jiroveci pneumonia
Pneumonia bacterial
Staphylococcal bacteraemia
Streptococcal infection
Wound infection
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grade 3
Grade 4
Grade 5

Treatment Related and Unrelated Hemorrhagic AEs All Grades in ≥2% of Patients
(1014 cycles administered to all pts)


Contusion
Epistaxis
Petechiae
Ecchymosis
Haematuria
Subdural haematoma
Purpura
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Grade 1
Grade 2
Grade 3
Grade 4
Grade 5

- **All 4 subdural hematoma events were associated with head trauma. In addition, all patients were on either aspirin or coumadin at the time of the event.**

Best Response
(Efficacy Population n=110, Median Follow-up 9.2 mo)


CR
PR
Percent of patients (%)
100
80
60
40
20
0
65%
72%
68%
44%
49%
46%
21%
23%
22%
Bortezomib-naïve (n=63)
Bortezomib-exposed (n=47)
Total (n=110)

Best Response by Patient Characteristics

	n/N	ORR %
Bulky Disease (≥ 10 cm)	9/14	64%
Refractory		
Yes	32/49	65%
No	43/61	70%
Prior cancer treatments		
< 3 regimens	37/52	71%
≥ 3 regimens	38/58	66%
Prior high intensity therapy		
Yes	28/ 38	74%
No	47/ 72	65%
Prior Lenalidomide	19/25	76%
MIPI Score:		
Low Risk	11/15	73%
Intermediate Risk	25/40	63%
High Risk	39/53	74%

Best Response
(Longer Follow Up on Initial 51 Patients Presented at ASH 2011)


ASH 2011 (median 3.7 months)
CR
PR
100
80
60
40
20
0
Percent of patients (%)
71%
55%
16%
65%
50%
15%
69%
53%
16%
Bortezomib-naïve (n=30)
Bortezomib-exposed (n=21)
Total (n=51)


ASH 2012 (median 14.7 months)
CR
PR
100
80
60
40
20
0
Percent of patients (%)
77%
37%
40%
71%
33%
38%
75%
35%
39%
Bortezomib-naïve (n=30)
Bortezomib-exposed (n=21)
Total (n=51)

Time to Response: (Phenomenon of Incremental Response)

	Bortezomib – naïve (n=63)	Bortezomib-exposed (n=47)	Total (n=110)
Time to PR			
N	37	31	68
Median (months)	1.9	1.8	1.9
Range (months)	1.4-8.1	1.5-9.1	1.4-9.1
Time to CR			
N	13	11	24
Median (months)	5.6	3.9	5.5
Range (months)	1.7-16.4	1.7-11.0	1.7-16.4

Phenomenon: Incremental Response

M.D. Anderson Sub-site Analysis

Accrue#	C3	C5	C7	C10	C13	C16	C19	Best Response
1	SD-PD							SD
2	SD	PD						SD
3	SD	SD	PD					SD
4	SD	CR	CR	CR	CR	CR	CR	CR
5	PR	PR	CR	CR	CR	CR	CR	CR
6	SD	SD	SD					SD
7	PR	PR	CR	CR	CR	CR	CR	CR
8	SD	SD	SD	PR	PR	PR	PD	PR
9	SD	SD	SD	PR	PR	PR	PR	PR
10	PR	PD						PR
11	PR	CR	CR	CR	CR		CR	CR
12	SD	PR	PR	PR	CR	CR	CR	CR
14	PR	CR	CR	CR	CR	CR		CR
15	PR	CR						CR
16	SD	PR	PR	CR	CR	CR		CR
17	PR	PR	PD					PR
18	PR	PR	PR	PR	PR	PR		PR
19	PD							PD
20	SD	SD	SD	SD	CR	CR		CR
21	SD	PR	CR					CR
22	SD	SD	SD	SD				SD
23	PR	PR	PR	PR	PR	PR		PR
24	PR	PR	PR	PR	CR	PR		CR
25	PR	PR	CR	CR	CR	CR		CR
26	CR	CR	PD					CR
27	PR	PR	PR	PR	CR	CR		CR
29	SD					PD		SD
30	PR	PR	PR	PR	PR			PR
31	PR	PR	PR	PR	CR			CR
32	PR	PR	CR					CR

Data cut on Sept 21, 2012

Kaplan-Meier Progression-Free Survival and Duration of response

PFS



1.0
0.8
0.6
0.4
0.2
0.0
PFS Probability
Responder
All Treated
+ Censored
0
3
6
9
12
15
18
Months in study

All Treated Population	111
Median PFS (CI 95%) months	13.9 (6.64, NR)

DOR



1.0
0.8
0.6
0.4
0.2
0.0
DOR Probability
+ Censored
0
3
6
9
12
15
18
Months in study

All Responded Population	75
Median DOR (CI 95%) months	NR (NR, NR)

Response after 2 Cycles of Ibrutinib



Patient #15: on 4/28/11 subcarinal LAD: 83 x 54 mm   7/15/11 subcarinal LAD: 21 x 13 mm

PCYC-1104-CA: Conclusions

- Ibrutinib demonstrated in this study:
  - unprecedented single agent overall response rate in relapsed or refractory MCL
  - high CR rate
- Responses have been durable.
  - median duration of response not reached
  - median PFS of 13.9 months
- Response improved with longer follow-up with phenomenon of "Incremental Response".
- Ibrutinib has a favorable safety profile and is well tolerated. The treatment-emergent AEs were consistent with safety data previously reported.
- Additional studies in MCL patients have been initiated in multiple clinical settings.

Acknowledgements

- **All the patients and their families who participated in this trial**
- **Investigators and clinical research staff from all participating centers:**
  - John Radford, MD, Christie Hospital; Jacqueline Barrientos, MD, CLL Research and Treatment Program; Martin Dreyling, MD Klinikum der Universitat Munchen-Campus Grosshadern; Wieslaw Wiktor Jedrzejczak, MD, MTZ Clinical Research; Ewa Chmielowska, MD, Oddzial Kliniczny Onkologil Centrum Onkologil; Stephen Spurgeon, MD Oregon Health & Science University; Peter Johnson, MD, Southampton General Hospital; Stephen Stilgenbauer, MD, Universitätsklinikum Ulm, Klinik für Innere Medizin II; Michael Williams, MD, University of Virginia School of Medicine
- **Pharmacyclics**

Back Up

Kaplan-Meier PFS



PFS Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
3
6
9
12
15
18
Months in study
Responder
B-Naive
B-Exposed
+ Censored

	BORTEZOMIB-NAIVE	BORTEZOMIB-EXPOSED
All Treated Population	63	48
Median (95% CI) of PFS (months)	8.1 (5.3, NA)	16.6 (6.3, NA)

Median Absolute Lymphocyte Count (ALC) by Cycle


3.0
2.8
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Median Absolute Counts
N= 108
98
106
97
88
80
77
69
63
57
48
43
40
34
Scrn
C1D1
C2D1
C3D1
C4D1
C5D1
C6D1
C7D1
C8D1
C9D1
C10D1
C11D1
C12D1
C13D1
Visits

Proportion of patients experienced lymphocytosis is 42%

Time on Study by Best Response



Bortezomib Naive
Bortezomib Exposed
NA
CR
PR
Stable Disease
PD
0
2
4
6
8
10
12
14
16
18
20
Months

Median time on study treatment for responders is 10.1 months for both groups

* Denotes the discontinuation of study treatment.